Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
Commitments and contingencies
30	Commitments and contingencies

As of December 31, 2024, the Group has not entered into any financial guarantees or other commitments to guarantee the payment obligations of any unconsolidated third parties. In addition, the Group has not entered into any derivative contracts that are indexed to the Group’s shares and classified as shareholders’ equity, or that are not reflected in the Group’s consolidated financial statements. Furthermore, the Group does not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. Moreover, the Group does not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to the Group or engages in leasing, hedging or product development services with the Group.